2025 Annual Meeting

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased FDIC insurance rates and assessments, changes in the review and regulation of bank mergers, or increased banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact on the economy of an uncertain interest rate environment, inflationary pressures, and the potential for significant changes in economic and trade policies in the new administration; 5) Risks to our business and the businesses of our customers arising from current or future tariffs or other trade restrictions, labor or supply chain issues, changes in the labor force, or geopolitical instability, including the wars in Ukraine and the Middle East; 6) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any pending or future acquisitions; 7) Costs or difficulties related to the completion and integration of pending or future acquisitions; 8) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 9) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 10) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 11) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 12) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 13) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 14) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 15) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 16) Success in managing risks involved in any of the foregoing; and 17) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 227 Locations (as of 3/31/2025) 3

2024 Review 4

$13,864 $18,504 $25,941 $26,635 $27,743 $27,903 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 2019 2020 2021 2022 2023 2024 • Total assets increased to $27.9 billion during 2024 Asset Trends (Dollars in millions) 5

$9,513 $11,123 $13,432 $15,247 $16,198 $17,262 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 2019 2020 2021 2022 2023 2024 • Gross loans increased $1.064 billion, or 7%, during 2024 with the largest increase in commercial real estate of $563 million, or 6% annualized 6 Loan Trends (Dollars in millions)

11.00% 12.00% 13.00% CET1 ♦ 12.4% 12.7% Peers Glacier • Regulatory capital CET1 was 12.7% at December 31, 2024, which was well above the peer median♦ CET 1 Capital Relative to Peers ♦ Proxy Compensation Peer Group Median as of 12/31/2024 7

Ample Liquidity of $14.5 Billion at December 31, 2024 • Ready access to liquidity totaling $9.2 billion • $4.9 billion in available borrowing capacity o Federal Reserve: $1.9 billion o FHLB: $2.5 billion o Correspondent banks: $0.5 billion • $3.5 billion of unpledged marketable securities • Cash of $0.8 billion • Additional liquidity totaling $5.3 billion • Access to brokered deposits: $4.2 billion • Over-pledged marketable securities: $1.1 billion 8

$10,776 $14,798 $21,337 $20,607 $19,929 $20,547 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 2019 2020 2021 2022 2023 2024 • During 2024: • total deposits increased $618 million, or 3% • core deposits also grew $618 million or 3%, • deposits and repurchase agreements increased $909 million, or 4% Deposit Trends (Dollars in millions) 9

0.24% 0.15% 0.09% 0.11% 1.22% 1.92% 1.10% 0.53% 0.21% 0.58% 2.49% 3.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Glacier Peers • Interest-bearing deposit cost increased to 1.92% at December 31, 2024 – still significantly better than the peer group at 3.17%. • Total deposit cost increased to 1.34% at December 31, 2024 from 0.81% at December 31, 2023 • Core deposits are a competitive advantage and will be a key driver of future performance Interest-Bearing Deposit Cost Relative to Peers ♦ ♦Graph based on BHCPR as of 12/31/2024 10

0.00% 0.10% 0.20% 0.30% 0.40% 2019 2020 2021 2022 2023 2024 0.27% 0.19% 0.12% 0.09% 0.10% • During 2024, NPAs increased $2.2 million to 0.10% of Bank assets compared to 0.09% of Bank assets in 2023 NPAs to Bank Assets 0.26% 11

Within our 8 state footprint, our 17 community Bank divisions: 12 Commitment to Our Communities Volunteered over 33,000 hours with over 1,400 different organizations Originated over $660 million in community development loans Increased our community development investments by $80 million

Acquisition - Community Financial Group, Inc. • The January 31, 2024 acquisition establishes a market- leading Eastern Washington franchise • The acquisition was consistent with Glacier’s long-term strategy of buying good banks in good markets with good people • A new bank division, Wheatland Bank, was formed upon combining with the North Cascades Bank division • The Wheatland Bank division is Glacier’s 7th largest division by asset size, with over $1.6 billion in assets and 250 employees 13

Acquisition - Six Montana Branches of HTLF Bank • On July 19, 2024, Glacier Bank completed the acquisition of six Montana branch locations of the Rocky Mountain Bank division of Heartland Financial USA, Inc. • The six branches Glacier Bank will acquire are located in : • The branches will join Glacier Bank divisions operating in Montana • At closing, the acquired branches had $272 million of loans and $397 million of deposits • Billings, MT – 2 locations • Stevensville, MT – 1 location • Bozeman, MT – 1 location • Whitehall, MT – 1 location • Plentywood, MT – 1 location Stevensvi l le, MT Plentyw ood, M TWhitehal l , MT Bozeman, MTBi l l ings , MT 14

$0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 • At December 31, 2024, Glacier’s dividend yield was 2.63% • The Company has declared 159 consecutive quarterly dividends Dividends Declared 15

16 Stock Performance 2024

17 Glacier Bancorp, Inc. Valuation Peer Median: 1.24x Peer Median: 10.8x Peer Median: 9.4x

A Definitive Ranking of Publicly Traded Banks Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (March 28, 2025) Rank Symbol Bank All-Time Return* Annualized** 1 GBCI Glacier Bancorp, Inc. 51,780% 16.45% 18

Looking Ahead 19

Bank of Idaho Holding Company Acquisition - Pending • Founded in 1985 and headquartered in Idaho Falls, Idaho • Full-service community bank, providing comprehensive financial services to businesses and individuals with 15 branch locations throughout Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho will be consolidated into our existing divisions • Wheatland • Mountain West • Citizens Community • Expected closing on April 30, 2025 20

“Upward NIM Path Confirmed, Loan Growth to Build” • Jeff Rulis, D.A. Davidson “A Name to Consider Amid Broader Uncertainty” • David Feaster, Raymond James “NIM Inflection on Track” • Kelly Motta, KBW 2025 Outlook 21